EXHIBIT C

FORM OF NON-COMPETITION AND NON-SOLICITATION AGREEMENT

This Non-Competition and Non-Solicitation Agreement (this “Agreement”) is made and entered into this -______ day of _________, 2008 by and among Oregano’s Pizza Bistro, Inc., an Arizona corporation (the “Company”), Restaurant Acquisition Partners, Inc., a Delaware corporation (“Parent”) and Mark S. Russell (“Stockholder”).

RECITALS

A.  Pursuant to the Agreement and Plan of Merger dated as of June__, 2008 (the “Merger Agreement”), by and among Parent, Oregano’s Acquisition, Inc., an Arizona Corporation and a wholly-owned subsidiary of Parent, Oregano’s Holdings LLC, a Delaware LLC, Stockholder and the Company, the Company will become a wholly-owned subsidiary at the Effective Time.

B.  From and after the Closing Date, the Company will be engaged, directly or indirectly, in the business of owning, operating and franchising full service, casual, Pizza Bistro restaurants featuring a moderately priced menu specializing in Chicago-style thin crust and stuffed pizzas, and unique recipes for pastas, sandwiches and salads in facilities designed to evoke the character of Old Town Chicago in Arizona (the “Business”).

C.  The parties acknowledge that the relevant market for the Business is in the West and Midwest United States and that there exists intense competition amongst full-service casual dining restaurants.

D.  Stockholder is a key employee and a stockholder of the Company, and has detailed knowledge of the Company’s confidential and proprietary information of the Company.

E.  Stockholder has a material economic interest in the consummation of the transactions contemplated by the Merger Agreement and, in order to induce the Parent to consummate these transactions, Stockholder has agreed to enter into this Agreement.

F.  In order to protect goodwill, trade secrets and other confidential and proprietary information related to the Business, the Parent and Stockholder have agreed that the Parent’s obligation to consummate the transactions contemplated by the Merger Agreement is subject to the condition, among others, that Stockholder shall have entered into this Agreement.

G.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements hereinafter set forth, Stockholder and the Parent, intending to be legally bound, hereby agree as follows:

ARTICLE 1

NON-COMPETITION

A.  Acknowledgement. The parties acknowledge and agree that (a) Stockholder has significant knowledge and information concerning the Company, which shall be purchased by Parent pursuant to the Merger Agreement, (b) Stockholder has, directly or indirectly, received substantial benefit from the transaction contemplated by the Merger Agreement and (c) the Company is presently doing business in Arizona, and expects to expand throughout the West and Midwest. (collectively, the “Covered Area”).

B.  Non-Competition. In order to protect the Company’s Business including, without limitation, the goodwill of the Company’s Business which is being acquired by the Parent pursuant to the Merger Agreement; and as an inducement for the Parent and Merger Sub to enter into the Merger Agreement and as a condition precedent to the consummation of the transactions contemplated therein, Stockholder agrees that for a period of three (3) years, commencing on the Closing Date (the “Non-Compete Period”), Stockholder shall not anywhere in the Covered Area, directly or indirectly, without the express prior written consent of the Parent, engage in any business or activity, whether in Stockholder’s capacity as an employee, consultant, partner, principal, agent, representative, equity holder of any Person (other than the Parent or its Affiliates) or in any other individual, corporate or representative capacity (without limitation by specific enumeration of the foregoing), own or render any services or provide any advice to any business, activity or Person involving the Business, if Stockholder knows or reasonably should know that such business, activity or Person engages in the Business. Notwithstanding the foregoing, Stockholder may (a) render any services as an employee or consultant to any subsidiary, division or other business unit of a corporation engaged in the Business as long as (i) such subsidiary, division or other business unit is not engaged in the Business and (ii) Stockholder does not engage in any business or activity or render any services or provide any advice involving the Business, (b) own or render services to restaurants that are not engaged in the Business, including “fine dining concepts” and (c) own, directly or indirectly, up to one percent (1%) of any class of “publicly-traded securities” of any Person which owns or operates a business involving the Business. For the purposes of this Section 1.B, “publicly-traded securities” shall mean securities that are traded on a national securities exchange of the United States or any European Union member country or listed on the NASDAQ Global Market.

C. No Interference with the Business; Non-Solicitation. Additionally, in order to protect the Company’s Business including, without limitation, the goodwill of the Company which is being acquired by the Parent pursuant to the Merger Agreement; and as a further an inducement for the Parent and Merger Sub to enter into the Merger Agreement and as a condition precedent to the consummation of the transactions contemplated therein, Stockholder agrees that during the Non-Compete Period, at any time or for any reason, Stockholder shall not, directly or indirectly, (a) with respect to the Business, solicit or divert any business or clients or customers made known to Stockholder during his employment or consulting relationship (such relationship, the “Service Provider Relationship”) with the Company or the Parent away from the Parent and/or its Affiliates; (b) induce customers, clients, suppliers, agents or other Persons under contract or otherwise associated or doing business with the Parent and/or its Affiliates made known to employee during his Service Provider Relationship with the Company or the Parent, to reduce or alter any such association or business with the Parent and/or its Affiliates; and/or (c) knowingly solicit any Person in the employment of the Parent and/or its Affiliates (other than via a general advertisement or other solicitation not addressed specifically to such Person)to (i) terminate such employment, and/or (ii) accept employment, or enter into any consulting arrangement, with any Person other than the Parent and/or its Affiliates. For purposes of this Agreement, “Affiliate” shall mean any Person under common control with the Parent within the meaning of Sections 414(b), (c), (m) and (o) of the United States Internal Revenue Code of 1986, and the regulations issued thereunder, including the Company.

ARTICLE 2

REMEDIES AND CONFLICT RESOLUTION

A.  Remedies.

(1) The parties to this Agreement agree that (i) if Stockholder materially breaches Article 1 of this Agreement, the damage to the Parent may be substantial, although difficult to ascertain, and money damages will not afford the Parent an adequate remedy, and (ii) if Stockholder is in material breach of any provision of this Agreement, or threatens a breach of Article 1 of this Agreement, the Parent shall be entitled, in addition to all other rights and remedies as may be provided by law, to seek specific performance and injunctive and other equitable relief to prevent or restrain a breach of any provision of this Agreement, notwithstanding Section 2.B of this Agreement.

(2) All of the remedies expressly provided for in this Agreement are cumulative of any and all other remedies that the Parent might have at law or in equity. In addition to the remedies provided for in this Agreement, the Parent shall be entitled to avail itself of all such other remedies as might now or hereafter exist at law or in equity for compensation and for the specific enforcement of the covenants and agreements of Stockholder contained herein. Resort to any remedy provided for in this Agreement or by law shall not prevent the concurrent or subsequent use of any other appropriate remedy or remedies and shall not preclude recovery by the Parent of monetary damages.

B.  Governing Law; Consent to Jurisdiction and Waiver of Jury Trial.

1.  This Agreement shall be governed by and construed in accordance with the internal substantive laws and not the choice of law rules of the State of A.

2.  Any proceeding brought with respect to, arising out of or relating to this Agreement must be brought in any court of competent jurisdiction in Maricopa County of Arizona and, by execution and delivery of this Agreement, each party (i) accepts, generally and unconditionally, and irrevocably submits to, the exclusive jurisdiction of such courts and any related appellate courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement and (ii) fully, irrevocably and unconditionally waives any objection or defense it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such court is an inconvenient forum. Each of the parties further agrees that service of any notice, process, summons or other document to such party’s respective address listed herein in one of the manners set forth in Section 3.E below shall be deemed in every respect effective service of process in any such proceeding. Nothing herein shall affect the right of any Person to serve process in any other manner permitted by applicable law.

3.  Each of the Parent and Stockholder hereby further expressly waives its or his respective rights to a jury trial of any claim or cause of action based upon or arising out of this Agreement or any transaction contemplated by this Agreement or any other dealings between them relating to the subject matter of this Agreement. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that related to the subject matter of this transaction, including without limitation, contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Parent and Stockholder further warrant and represent that each has reviewed this waiver with its legal counsel; and that each voluntarily waives its jury trial rights following consultation with legal counsel. This waiver is irrevocable and may only be modified in amendments, renewals, supplements or modifications to this Agreement, and any other transaction documents. In the event of litigation, this Agreement may be filed as a written consent to trial (without a jury) by the court.

C.  Acknowledgment. STOCKHOLDER HAS READ AND UNDERSTANDS THIS ARTICLE 2, WHICH DISCUSSES REMEDIES, CONFLICT RESOLUTION AND WAIVER OF JURY TRIAL. STOCKHOLDER UNDERSTANDS THAT BY SIGNING THIS NON-COMPETITION AND NON-SOLICITATION AGREEMENT, THE SELLING STOCKHOLDER AGREES TO SUBMIT ANY CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS NON-COMPETITION AND NON-SOLICITATION AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH OR TERMINATION THEREOF TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES OF AMERICA AND STATE OF ARIZONA COURTS LOCATED IN THE COUNTY OF MARICOPA, AND THAT THIS CLAUSE CONSTITUTES A WAIVER OF STOCKHOLDER’S RIGHT TO A JURY TRIAL.

ARTICLE 3

MISCELLANEOUS

A. Entire Agreement. This Agreement (and the agreements referenced herein), between the Parent, the Company and Stockholder embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

B. Amendment and Modification. This Agreement may be amended or modified only by written agreement of the parties hereto.

C. Waiver. Any failure of Stockholder to comply with any of its obligations or agreements herein contained may be waived only in writing by the Parent. Any failure of the Parent to comply with any of its obligations or agreements herein contained may be waived only in writing by Stockholder. No waiver of any breach, failure, right or remedy contained in or granted by the provisions of the Agreement shall constitute a continuing waiver of a subsequent or other breach, failure, right or remedy unless the writing so specifies.

D.  Representations and Warranties. Each party represents and warrants that this Agreement is a legal, valid and binding obligation, enforceable against the party in accordance with its terms to the fullest extent permitted under applicable federal, state or local law.

E.  Notices. All notices and other communications hereunder shall be in writing and shall be: (a) sent by facsimile transmission (effective when receipt is acknowledged unless sent on a non-Business Day or after 5:00 p.m. on any Business Day, in which event notice shall be deemed received on the next Business Day); (b) personally delivered (effective upon personal delivery); or (c) sent by a nationally recognized commercial overnight delivery service with provisions for a receipt, delivery charges prepaid (effective upon receipt); and shall be addressed to the Parties, as follows:

1.   If to the Parent or the Company, to:

Restaurant Acquisition Partners, Inc.
5950 Hazeltine National Drive, Suite 290
Orlando, Florida 32822
Attention: Christopher R. Thomas
Telephone: 407-240-9190
Facsimile: 407-240-9176

With a copy to:

Ronald A. Fleming, Jr., Esq.
Pillsbury Winthrop Shaw Pittman LLP.
1540 Broadway
New York, New York 10017
Telephone: 212-858-1143
Facsimile: 212-298-9931

2.   If to Stockholder, to:

_____________________
_____________________
_____________________
Attention: Mark S. Russell
Telephone: 480-829-0898
Facsimile: 480-998-3926

With a copy to:

Tiffany & Bosco, P.A.
Third Floor Camelback Esplanade II
2525 East Camelback Road
Phoenix, AZ 85016-9240
Attention: Alexander Poulos, Esq.
Telephone: 602-255-6000
Facsimile: 602-255-0103

Any Party may change its address by giving notice to the other Parties of a new address in accordance with the foregoing provisions. For a period of 3 years after the Closing Date, upon any change of any contact information for Stockholder, Stockholder will provide the Parent with such change so that during such period, the Parent is at all times in possession of the mailing address, telephone number and facsimile number at which Stockholder can be reached.

F.  Necessity of Restrictions. The parties acknowledge and agree that the covenants and agreements contained in this Agreement have been negotiated in good faith by the parties, and are reasonable and are not more restrictive or broader than necessary to protect the interests of the Parent and the Business, and would not achieve their intended purpose if they were on different terms or for periods of time shorter than the periods of time provided herein or applied in more restrictive geographical areas than are provided herein. Each party further acknowledges that the Parent would not enter into the Merger Agreement (and consummate the transactions contemplated thereby) in the absence of the covenants and agreements contained in this Agreement and that such covenants and agreements are essential to protect the Business.

G.  Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction. In furtherance of and not in limitation to the foregoing, should the duration or geographical extent of, or business activities covered by any provision of this Agreement be in excess of that which is valid and enforceable under applicable law, then such provisions shall be construed to cover only that duration, extent or activities which may be valid and enforceable. To the extent any provision of this Agreement shall be declared invalid or unenforceable for any reason by any Governmental Entity in any jurisdiction, this Agreement (or provision thereof) shall remain valid and enforceable in each other jurisdiction where it applies. Stockholder acknowledges the uncertainty of the law in this respect and expressly stipulates that this Agreement shall be given the construction which renders its provisions valid and enforceable to the maximum extent (not exceeding its express terms) possible under applicable law.

H.  Binding Effect; Benefits. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns; nothing in this Agreement, express or implied, is intended to confer on any Person other than the parties and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

I.  Assignability. No party may assign, delegate, or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of each other party hereto except that the Parent may sell, transfer or assign, in whole or from time to time in part, to one or more of its Affiliates, all or a portion of the shares of the Common Stock of the Surviving Corporation, but no such sale, transfer or assignment shall relieve the Parent of its obligations hereunder. Any purported violation of this Section 3.I. shall be void.

J.  Independent Review and Advice. Stockholder represents and warrants that the Stockholder has carefully read this Agreement; that Stockholder executes this Agreement with full knowledge of the contents of this Agreement, the legal consequences thereof, and any and all rights which each party may have with respect to one another; that Stockholder has had the opportunity to receive independent legal advice with respect to the matters set forth in this Agreement and with respect to the rights and asserted rights arising out of such matters, and that Stockholder is entering into this Agreement of Stockholder’s own free will. Stockholder expressly agrees that there are no exceptions contrary to the Agreement and no usage of trade or regular practice in the industry shall be used to modify the Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement. The parties agree that this Agreement shall not be construed for or against either party in any interpretation thereof.

K.  Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

L.  Counterparts.  This Agreement may be executed in any number of counterparts (including by facsimile signature), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Non-Competition and Non-Solicitation Agreement effective as of the date first written above.

OREGANO’S PIZZA BISTRO, INC.
Name:
Title:

RESTAURANT ACQUISITION PARTNERS, INC.
Name:
Title:

STOCKHOLDER
Signature
Print Name
Address:

- Signature Page to the Non-Competition and Non-Solicitation Agreement -